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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 27, 2001 (July 9, 2001)


                               USA BROADBAND, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                  000-29433             84-1592698
----------------------------  -----------------  ------------------------------
(State or Other Jurisdiction      (Commission     IRS Employer Identification
    of Incorporation)             File Number)               No.)




           8450 E. CRESCENT PARKWAY, #100, GREENWOOD VILLAGE, CO 80111
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (720) 889-0151
                                                           --------------


                         OPTIKA INVESTMENT COMPANY, INC.
                     6975 SOUTH 1300 EAST, MIDVALE, UT 84047
                     ---------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS

         On or about June 7, 2001, a majority of the issued and outstanding shares of Optika Investment Company, Inc., a Nevada corporation ("Optika"), acting by written consent, approved a proposal to reincorporate Optika under the laws of Delaware pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between Optika and USA Broadband, Inc., a Delaware corporation and wholly-owned subsidiary of Optika, pursuant to which Merger Agreement Optika would merge with and into USA Broadband, with USA Broadband as the surviving entity (the "Reincorporation"). A copy of the Merger Agreement is filed herewith as Exhibit 99.1. The Reincorporation became effective on July 9, 2001, upon the filing of Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Merger with the Secretary of State of the State of Delaware (the "Delaware Secretary").

         Upon the effectiveness of the Reincorporation:

         (1) Optika ceased to exist and USA Broadband continued to exist in its present form under the name "USA Broadband, Inc."

         (2) Each outstanding share of common stock of Optika, par value $0.001 per share (the "Optika Common Stock"), was automatically converted into one (1) fully paid and nonassessable share of common stock of USA Broadband, par value $0.001 per share (the "USA Broadband Common Stock")

         (3) The certificate of incorporation and restated bylaws of USA Broadband replaced the articles of incorporation and bylaws of Optika. Copies of USA Broadband's Certificate of Incorporation and Amended and Restated Bylaws, as amended, are filed with this Current Report as Exhibits 3.1 and 3.2, respectively.

         (4) The directors and officers of USA Broadband immediately prior to the Reincorporation continued as the directors and officers of USA Broadband at the effective time of the Reincorporation.

         (5) By operation of law, USA Broadband succeeded to all of the assets and assumed all of the liabilities of Optika which existed immediately prior to the Reincorporation.

         Apart from those changes specifically set forth herein, the Reincorporation had no effect on the business, fiscal year, assets or liabilities of Optika. Nor did the Reincorporation cause the corporate headquarters or other facilities to be moved.

         Stock certificates representing Optika Common Stock may be exchanged for stock certificates representing USA Broadband Common Stock, at the election of stockholders, and in any case, new certificates will be issued upon transfer in the ordinary course of business. Mandatory stock certificate exchange is not required.

         By virtue of the operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all shares of USA Broadband Common Stock issued to the holders of issued and outstanding shares of Optika Common Stock are deemed automatically registered under Section 12(g) of the Exchange Act; and USA Broadband will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner that Optika had been subject to such requirements immediately prior to the Reincorporation.

         In connection with the Reincorporation, and pursuant to the USA Broadband Certificate of Incorporation, the USA Broadband Board of Directors filed with the Delaware Secretary a Certificate of Designation, Preferences and Other Rights of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the USA Broadband, Inc. (the "Certificate of Designation"). A copy of the Certificate of Designation is filed herewith as
Exhibit 4.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits: The following exhibits required to be attached hereto by Item 601 of Regulation S-K are incorporated herein by this reference:


                                       2
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EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

3.1                     Certificate of Incorporation of USA Broadband, Inc.

3.2                     Amended and Restated Bylaws of USA Broadband, Inc.

3.3                     Certificate of Merger

4.1 Certificate of Designation, Preferences and Other Rights of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the USA Broadband, Inc.

99.1                    Agreement and Plan of Merger

99.2                    Press Release


                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA BROADBAND, INC.




Date:  July 26, 2001                           /s/ David M. Lerten
                                        ----------------------------------------
                                        David M. Lerten
                                        President and Chief Executive Officer



                                       4
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                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

3.1                     Certificate of Incorporation of USA Broadband, Inc.

3.2                     Amended and Restated Bylaws of USA Broadband, Inc.

3.3                     Certificate of Merger

4.1 Certificate of Designation, Preferences and Other Rights of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the USA Broadband, Inc.

99.1                    Agreement and Plan of Merger

99.2                    Press Release